This is filed pursuant to Rule 497(e).
Files Nos. 33-60560 and 811-07618.

                                       AB
                               ALLIANCEBERNSTEIN
                                   Investments


                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
                                                              -Florida Portfolio
--------------------------------------------------------------------------------
Supplement dated June 19, 2009 to the Prospectus dated January 30, 2009, as supplemented February 6, 2009, of AllianceBernstein Municipal Income Fund II offering Class A, Class B and Class C shares of Florida Portfolio (the "Portfolio").

                                    * * * * *

The shareholders of the Portfolio have approved the acquisition of the Portfolio by National Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc. The acquisition of the Portfolio is expected to take place in the second quarter or early third quarter of 2009.

                                    * * * * *

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.





SK 00250 0457 945893 v2